Exhibit 99.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of January 19, 2012 (this “Amendment”) is made among HEXCEL CORPORATION, a Delaware corporation (the “Company”), HEXCEL HOLDINGS SASU, a société par actions simplifiée organized under the laws of France (the “Co-Borrower” and together with the Company, the “Borrowers” and each a “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.  Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement.

RECITALS:

A.                                   The Borrowers, Bank of America, as Administrative Agent, Issuing Lender and Swing Line Lender, and the Lenders party thereto have entered into a Credit Agreement dated as of July 9, 2010 (as in effect on the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers revolving credit and term loan facilities with a letter of credit sublimit and a swing line sublimit.

B.                                     The Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Co-Borrower under the Credit Agreement and the other Loan Documents.

C.                                     The Subsidiary Guarantors have entered into the Subsidiary Guaranty pursuant to which each has guaranteed the payment and performance of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents.

D.                                    The Borrowers have advised the Administrative Agent and the Lenders that they desire to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments to the Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)                                  The definition of “Alabama Property” in subsection 1.1 is deleted in its entirety and the following is inserted in lieu thereof:

“Alabama Property” means that certain Real Property Asset located at 3300 Mallard Fox Drive, Decatur, Alabama and the TVA Property.

(b)                                 The definition of “Asset Sale” in subsection 1.1 is amended by deleting the final parenthetical in clause (iii) therein and inserting the following in lieu thereof:

“(other than (a) inventory sold in the ordinary course of business, (b) Cash Equivalents, (c) sales, assignments, discounts, transfers or dispositions of accounts or notes (including for less than the face value thereof) in the ordinary course of business for purposes of compromise or collection, (d) the transfer, conveyance or other disposition of the TVA Property to the TVA to the extent required by the TVA in accordance with the TVA Deed Restrictions, (e) the sale, transfer, conveyance or other disposition of a portion of up to 0.5 acres of the TVA Property to Decatur Utilities; provided that at the time of such sale, transfer, conveyance or other disposition, Company shall deliver to Administrative Agent an updated legal description of the Alabama Property (in form and substance reasonably satisfactory to Administrative Agent) to attach to the Mortgage to be filed in connection therewith in accordance with subsection 6.9B, and (f) any such other assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $2,500,000 or less).”

(c)                                  The definition of “Permitted Encumbrance” in subsection 1.1 is amended by deleting clause (x) thereof and inserting the following clause (x) in lieu thereof.

(x)(i) any zoning or similar law or right reserved to or vested in any Government Authority to control or regulate the use of any real property; and (ii) the TVA Deed Restrictions;

(d)                                 The following definitions are inserted in subsection 1.1 in the appropriate alphabetical order:

“TVA” means the Tennessee Valley Authority, a corporation owned and operated by the government of the United States.

“TVA Deed Restrictions” means those terms, conditions, covenants, restrictions, reservations, exceptions and limitations relating to the TVA Property as described in the Tennessee Valley Authority Notice of Public Auction (Wheeler Reservoir, TVA Tract No. XWR-633) dated as of December 16, 2011.

“TVA Property” means that certain property identified in the TVA land records as TVA Tract No. XWR-633.

(e)                                  Subsection 6.1 is amended by (i) deleting “and” at the end of clause (xiv), (ii) deleting the “.” at the end of clause (xv) and inserting “; and” in lieu thereof, and (iii) inserting the following new clause (xvi) immediately thereafter:

(xvi)                         promptly upon receipt thereof, (x) confirmation from the TVA of satisfaction of the TVA Deed Restrictions by the Company or (y) evidence of recordation in the real property records of Morgan County, Alabama of the acknowledgement from the TVA of such satisfaction.

(f)                                    Subsection 7.7(vi) is amended by inserting “, (d) or (e)” after the phrase “clause (iii)(c)” therein.

(g)                                 Subsection 6.9A is amended by inserting “(other than the Alabama Property, except as required by subsection 6.9B)” at the end of clause (i) and prior to the word “or” therein.

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(h)                                 Section 8 is amended by (i) deleting the “:” at the end of subsection 8.12 and inserting “; or” in lieu thereof and (ii) inserting the following new subsection 8.13 immediately thereafter:

8.13                        TVA Deed Restrictions.

The TVA shall exercise its right to reenter and take possession of the TVA Property:

(i)                                     Exhibit XII to the Credit Agreement is amended by deleting Exhibit A thereto and inserting Exhibit A attached hereto as Addendum 1.

2.                                      Conditions Precedent to Amendments.  The effectiveness of the amendments to the Credit Agreement set forth in Section 1 above is subject to the satisfaction of the following conditions precedent:

(a)                                  the Administrative Agent shall have received each of the following:

(i)                                     counterparts of this Amendment, duly executed by the Borrowers, the Administrative Agent, the Subsidiary Guarantors and the Requisite Lenders;

(ii)                                  with respect to the TVA Property,

(A)                              a copy of the ALTA owner’s title insurance commitment and copies of all recorded documents listed as exceptions to title or otherwise referred to in such title insurance commitment;

(B)                                (x) evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to whether (1) the TVA Property is a Flood Hazard Property and (2) the community in which the TVA Property is located is participating in the National Flood Insurance Program, (y) if the TVA Property is a Flood Hazard Property, the Company’s written acknowledgement of receipt of written notification from the Administrative Agent (1) as to the existence of such Flood Hazard Property and (2) as to whether the community in which the TVA Property is located is participating in the National Flood Insurance Program, and (z) in the event the TVA Property is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System; and

(C)                                surveys, appraisals and environmental reports (including Phase I and Phase II Environmental Site Assessments) as reasonably requested by and satisfactory in form and substance to the Administrative Agent;

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(b)                                 unless waived by the Administrative Agent, all reasonable fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) in connection with this Amendment shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.                                      Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                                  After giving effect to this Amendment, the representations and warranties of the Loan Parties contained in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth in this Section 3(a) shall be disregarded with respect to such representation and warranty for the purposes of this section.

(b)                                 This Amendment has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, each Loan Party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

4.                                      Consent and Confirmation of the Guarantors.  The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty, and each of the Subsidiary Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty (including without limitation the continuation of the Company’s and each such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the waivers and amendments contemplated hereby) and the enforceability of each such Guaranty against the Company or such Subsidiary Guarantors, as the case may be, in accordance with its terms.

5.                                      Entire Agreement.  This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with subsection 10.6 of the Credit Agreement.

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6.                                      Full Force and Effect of Amendment.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

8.                                      Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

9.                                      Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.                                References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.                                Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in subsection 10.1 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

HEXCEL CORPORATION

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	Senior Vice President and Chief Financial Officer

HEXCEL HOLDINGS SASU

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	Chairman (President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

GUARANTORS:

HEXCEL CORPORATION

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	Senior Vice President and Chief Financial Officer

HEXCEL REINFORCEMENTS HOLDING CORP.

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	President and Treasurer

HEXCEL REINFORCEMENTS CORP.

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Darleen R. Parmelee
Name:	Darleen R. Parmelee
Title:	Assistant Vice President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Issuing Lender and Swing Line Lender

By:	/s/ Jeffrey J. McLaughlin
Name:	Jeffrey J. McLaughlin
Title:	Managing Director

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

RBS CITIZENS, N.A.

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	SVP

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

TD BANK, N.A.

By:	/s/ Bernadette Collins
Name:	Bernadette Collins
Title:	Senior Vice President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Randolph E. Cates
Name:	Randolph E. Cates
Title:	Senior Relationship Manager

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Albert Schenck
Name:	Albert Schenck
Title:	Vice President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

FIFTH THIRD BANK

By:	/s/ Valerie Schanzer
Name:	Valerie Schanzer
Title:	Vice President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

THE NORTHERN TRUST COMPANY

By:	/s/ Clifford Hoppe
Name:	Clifford Hoppe
Title:	Second Vice President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

SOVEREIGN BANK

By:	/s/ Cameron D. Gateman
Name:	Cameron D. Gateman
Title:	SVP-Large Corporate Banking

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Patrick McGraw
Name:	Patrick McGraw
Title:	Vice President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

CRÉDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Edwige Sucher
Name:	Edwige Sucher
Title:	Vice President

By:	/s/ Nicholas Courtaigne
Name:	Nicholas Courtaigne
Title:	Vice President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

RB INTERNATIONAL FINANCE USA LLC

By:	/s/ John A. Valiska
Name:	John A. Valiska
Title:	First Vice President

By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Vice President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

SUNTRUST BANK

By:	/s/ David Simpson
Name:	David Simpson
Title:	Vice President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Edwin W. Holden IV
Name:	Edwin W. Holden IV
Title:	Vice President

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

RAYMOND JAMES BANK, FSB

By:	/s/ Joseph A. Ciccolini
Name:	Joseph A. Ciccolini
Title:	Vice President-Senior Corporate Banker

Hexcel Corporation

Amendment No. 1 to Credit Agreement

Signature Page

ADDENDUM 1

EXHIBIT A

Legal Description

Legal Description of premises located at:  3300 Mallard Fox Drive, Decatur, AL 35601 and [                                                                                                                                        ]

[see attached page(s) for legal description]

Addendum 1 to

Amendment No. 1 to Credit Agreement

Parcel 1

A tract of land located in Morgan County, State of Alabama, in Sections 32 and 33, Township 4 South, Range 5 West, lying on the South bank of Tennessee River opposite River Mile 298.3, the said tract being more particularly described as follows:

Commencing at a point (coordinates: N. 1,691,454; E. 629,376), in the centerline of Red Hat Road, the said point being a railroad spike (TVA property corner No. 47) and being located at the Southeast corner of Section 32, Township 4 South, Range 5 West; thence with the centerline of Red Hat Road, which is the East line of Section 32 North 00°53'39" East, 1620.82 feet to a point; thence leaving the said East line and road centerline and with a line, North 88°21'21" West, 175.02 feet to a concrete monument on the North right of way line of Mallard Fox Drive, the said monument being the point of beginning of the tract herein described; thence with the North right of way line of Mallard Fox Drive, North 88°21'21" West, 632.33 feet to a point, an iron pin being the Southwest corner of the land herein described; thence leaving the said North right of way line and with a line, North 01°38'39" East, 1751.98 feet to a point, an iron pin; thence continuing with the said line, North 01°'38'39" East, 13.36 feet to a point on the 556.33 Mean Sea Level (MSL) contour on the bank of the Tennessee River; thence with the 556.33 MSL contour as it meanders along the river bank in a Southeasterly direction, 1351 feet, more or less, to a point; thence leaving the said contour line and with a line, South 39°14'07" West, 29.86 feet to a point; an iron pin; thence South 39°14'07" West, 523.17 feet to a Point on Curve (PC), an iron pin; thence with a curve in a Southerly direction to the left along a circular arc of 336.24 feet (chord: S. 20°03'53" W, 330.00 feet) to a Point on Tangent (PT), an iron pin; thence South 00°53'39" West, 230.50 feet to the point of beginning.

Situated in Morgan County, Alabama.

Less and except any part of subject property lying within a road right of way.

Parcel 2

A parcel of land located in Morgan County, State of Alabama, in Section 32, Township 4 South, Range 5 West, City of Decatur, and being on the left bank of the Tennessee River, as shown on US-TVA drawing 03 MS 422K660(D), R.0, and being more particularly described as follows:

Commencing at a scribed “X” in concrete being the southeast corner of Section 32 (Coordinates: N: 1,691,453.69, E: 629,378.22), also being corner No. 47 (182); thence N00°57'32"E, 1620.85 feet, crossing a mag nail (found) in roadway (1342.35 feet), to a point; thence N88°18'01"W, 807.35 feet to an iron pin (found) on the north right-of-way line of Mallard Fox Drive N.W. (120-foot right-of-way width), being corner No. 613-1 and the Point of Beginning.

Thence leaving the point of beginning and with the said road right-of-way line N88°18'01"W, 458.68 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS), being corner No. 613-2; thence leaving the said road right-of-way line along the following bearings and distances:

N01°24'09"E, 110.00 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS), being corner No. 613-3; thence

N88°18'01"W, 130.00 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS), being corner No. 613-4; thence

Addendum 1 to

Amendment No. 1 to Credit Agreement

S01°24'09"W, 110.00 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS) on the right-of-way line of the said road, being corner No. 613-5; thence with the said road right-of-way line N88°18'01"W, 903.39 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS), being corner No. 613-6; thence N01°41'59"E, 310.49 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS), being corner No. 613-7; thence N49°54'45"W, 155.38 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS), being corner No. 613-8; thence N01°04'39"W, 1532.21 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS), being corner No. 613-9; thence N23°04'36"E, 258.74 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS) on the 560 foot mean sea level contour line, hereinafter referred to as (msl) contour line, being corner No. 613-10; thence with the meanders of the said 560 foot (msl) contour line in a southeasterly direction the following chord bearings and distances:

S56°31'23"E, 76.81 feet to a point, being corner No. 613-11; thence

S70°43'35"E, 73.16 feet to a point, being corner No. 613-12; thence

S89°43'12"E, 426.16 feet to a point, being corner No. 613-13; thence

N77°20'13"E, 82.20 feet to a point, being corner No. 613-14; thence

S86°18'48"E, 41.15 feet to a point, being corner No. 613-15; thence

S74°09'13"E, 256.38 feet to a point, being corner No. 613-16; thence

S69°10'59"E, 86.47 feet to a point, being corner No. 613-17; thence leaving the meanders of the said 560 foot (msl) contour line along the following bearings and distances:

S26°03'49"W, 187.53 feet to a point, being corner No. 613-18; thence S63°21'25"E, 559.38 feet to a point, being corner No. 613-19; thence

N24°25'39"E, 144.96 feet to a point on the said 560 foot (msl) contour line, being corner No. 613-20; thence with the meanders of the said 560 foot (msl) contour line in a southeasterly direction the following chord bearings and distances:

S70°06'26"E, 67.83 feet to a point, being corner No. 613-21; thence

S44°04'33"E, 44.17 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS), being corner No. 613-22; thence leaving the meanders of the said 560 foot (msl) contour line S01°42'32"W, 1729.31 feet to the point of beginning and containing 73.534 acres, more or less.

Less and except the easement rights reserved in the Special Warranty Deed recorded in Book          , Page          of the Morgan County, Alabama public records affecting the portion of land described as follows:

Transmission Line Easement

A parcel of land located in Morgan County, State of Alabama, in Section 32, Township 4 South, Range 5 West, City of Decatur, as shown on US-TVA drawing 03 MS 422K660(D), R.0, and being more particularly described as follows:

Commencing at a scribed “X” in concrete being the southeast corner of Section 32 (Coordinates: N: 1,691,453.69, E: 629,378.22), also being corner No. 47 (182); thence N00°57'32"E, 1620.85 feet, crossing a mag nail (found) in roadway (1342.35 feet), to a point; thence N88°18'01"W, 1396.03 feet, crossing an iron pin (found) (807.35 feet) and a capped iron pin (set) (stamped PWM AL/CA0021/LS) (1266.03 feet), to a capped iron pin (set) (stamped PWM AL/CA0021/LS) on the north right-of-way line of Mallard Fox Drive N.W. (120-foot right-of-

Addendum 1 to

Amendment No. 1 to Credit Agreement

way width), being corner No. 613-5 of the herein described easement parcel and being the Point of Beginning.

Thence leaving the point of beginning and with the said road right-of-way line N88°18’01”W, 903.39 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS), being corner No. 613-6; thence leaving the said road right-of-way line along the following bearings and distances:

N01°41'59"E, 310.49 feet to a capped iron pin (set) (stamped PWM AL/CA0021/LS), being corner No. 613-7; thence

S49°54'45"E, 338.96 feet to a point; thence

S88°18'01"E, 637.18 feet to a point; thence S01°24'09"W, 100.00 feet to the point of beginning and containing 2.715 acres, more or less.

The positions, distances and directions of lines are referred to the Alabama West State Plane Coordinate System, NAD27 Horizontal Datum, and NGVD 1929 Vertical Datum.

Located on VTM Quad Jones Crossroads, Alabama 61-NE.

This description was prepared from US-TVA drawing 03 MS 422K660(D), R.0, and a survey dated November 30, 2011, by:

Richard W. Humphrey, Alabama RLS No. 22738

Pugh Wright McAnally Civil Engineers

1740 5th Ave SE

Decatur, AL 35601-5921

Addendum 1 to

Amendment No. 1 to Credit Agreement